CONFIRMATION AND AMENDMENT OF
                 EQUITY INTEREST PLEDGE AND SECURITY AGREEMENT
                 ---------------------------------------------

         1. FrontLine Capital Group, a Delaware corporation ("Pledgor"), delivered to Bankers Trust Company ("Pledgee") that certain Equity Interest Pledge and Security Agreement dated as of May 31, 2000 (as the same may be amended or otherwise modified from time to time, the "Pledge Agreement"). (All capitalized terms used herein without definition and which are defined in the Pledge Agreement are used herein with the meaning assigned to such terms in the Pledge Agreement.)

         2. In order to induce Pledgee to execute and deliver that certain Amended and Restated Revolving Line of Credit Agreement (as the same may be amended or otherwise modified from time to time, the "Agreement") of even date herewith by and between Pledgor and Pledgee, the Pledgor agrees to execute and deliver this instrument.

         3. All references in the Pledge Agreement to the "Line of Credit Agreement" shall hereafter refer to the Amended and Restated Revolving Line of Credit Agreement of even date herewith between Pledgor and Pledgee, as the same may be amended or otherwise modified from time to time.

         4. In addition to all obligations and liabilities included in the "Obligations," the "Obligations" shall include all obligations and liabilities of Pledgor to Pledgee under or in respect of the SWINC Application (as such term is defined in the Agreement).

         5. PARAGRAPH 22(b) of the Pledge Agreement is hereby amended to include the following immediately prior to the semicolon at the end thereof:
"or to make any loans pursuant to the Line of Credit Agreement and/or the Note."

         6. PARAGRAPH 25(a) of the Pledge Agreement is hereby amended to read, in its entirety, as follows:

            "(a) It shall also be an Event of Default if at any time (A) the following fraction exceeds 50%: (x) the Indebtedness of the Pledgor plus the allocable share of the Indebtedness of Controlled Subsidiaries over (y)(i) the fully diluted number of shares of common stock of the Pledgor multiplied by the average listed exchange price of such common stock over the preceding thirty
         (30) days plus (ii) the liquidation preference of preferred stock of the Pledgor plus (iii) the amount calculated in accordance with the preceding clause (x) or (B) the Indebtedness of the Pledgor exceeds $25,000,000; provided, however, that, for the purposes of this clause
         (B), the principal of and accrued and unpaid interest at any time outstanding on the Existing Facilities (as hereinafter defined) shall be excluded. "Existing Facilities" shall mean (i) that certain Amended and Restated Credit Agreement dated as of August 4, 1999 between the Pledgor (formerly known as Reckson Service Industries, Inc.), as Borrower, and Reckson Operating Partnership, L.P., as Lender, relating to the operations of the Pledgor (formerly known as Reckson Service Industries, Inc.), (ii) that certain Amended and Restated Credit Agreement dated as of August 4, 1999 between the Pledgor (formerly known as Reckson Service Industries, Inc.), as Borrower, and Reckson Operating Partnership, L.P., as Lender, relating to the operation of Reckson Strategic Venture Partners, LLC, and (iii) that certain Amended and Restated Revolving Line of Credit Agreement dated September 11, 2000 between Pledgor, as borrower, and Pledgee, as lender, as such agreements are in effect on September 11, 2000.

         7. Pledgor represents, confirms and acknowledges to Pledgee that Pledgor has no defenses, set-offs, counterclaims or causes of action with respect to the Pledge Agreement or any of the other instruments or documents related thereto or any action previously taken or not taken by Pledgee with respect thereto or with respect to any security interest, encumbrance, lien or collateral in connection therewith and to the extent that any such defense, set-off, counterclaim or cause of action exists without its knowledge, the same is hereby waived and released to the fullest extent permitted by law.

         8. No waiver of any of the rights of Pledgee under the Pledge Agreement and no modification, amendment or discharge of the Pledge Agreement or of this Confirmation and Amendment of Equity Interest Pledge and Security Agreement shall be deemed to be made by Pledgee unless the same shall be in writing and duly signed by Pledgee and Pledgor. This Confirmation and Amendment of Equity Interest Pledge and Security Agreement shall be binding upon Pledgor, and its successors and assigns, and shall inure to the benefit of Pledgee, its successors and assigns.

         9. This Confirmation and Amendment of Equity Interest Pledge and Security Agreement may be signed in any number of separate counterparts, each of which shall constitute an original instrument and all of which taken together shall constitute one and the same instrument, with the same force and effect as if the signatures of all the parties hereto were on a single instrument.


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         IN WITNESS WHEREOF, each of the undersigned have executed and delivered this Confirmation and Amendment of Equity Interest Pledge and Security Agreement as of the 8th day of September, 2000.

                                   PLEDGOR:

                                   FRONTLINE CAPITAL GROUP


                                   By___________________________________
                                     Name: _____________________________
                                     Title:_____________________________





Agreed and Accepted:

PLEDGEE:

BANKERS TRUST COMPANY


By: _______________________________
    Name: _____________________
    Title: ______________________